UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2005

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8, 2005, Jill C. Richling, a Vice President of the Company, was appointed as the Company’s Controller.

Ms. Richling, 57, joined Autobytel as Vice President in October 2005 and was appointed Controller in December 2005. Ms. Richling was Acting Controller of Veterinary Pet Insurance, a nationwide provider of veterinary insurance for pets, from October 2004 through October 2005. From September 2001 to September 2004, Ms. Richling was Vice President, Controller and Chief Operations Officer at Boeing Capital Corporation. From 1976 to 2001, Ms. Richling worked for Finova Capital Corporation (“Finova”), a diversified financial services company, where she was Vice President, Controller – Financial Reporting from 1992 to 2001. From 1976 to 1992, Ms. Richling held various finance positions at Finova, including Accounting Manager and Assistant Controller. Ms. Richling was a certified public accountant with Ernst & Young LLP. Ms. Richling received a Bachelors of Business Administration, Public Accounting from Pace University in New York, New York.

The Company and Ms. Richling are parties to a letter agreement dated September 21, 2005 (the “Richling Letter Agreement”). The Richling Letter Agreement entitles Ms. Richling to an annual base salary of $190,000. In addition, Ms. Richling is eligible to receive a bonus of up to 25% of her annual base salary based on the achievement of specific objectives. In addition, Ms. Richling may participate in the Company’s benefit plans. If Ms. Richling’s employment is terminated without “cause” or if Ms. Richling terminates her employment with “good reason” (each as defined in the Richling Letter Agreement), Ms. Richling is entitled to a lump sum payment equal to six month’s base salary, as well as benefits for six months following such termination.

The Richling Letter Agreement also provides that Ms. Richling be granted stock options to purchase 75,000 shares of the Company’s common stock, which shall vest, as to 25,000 of the options, on the one year anniversary of the date of grant, and thereafter 2,083 of the options shall vest on each monthly anniversary of the date of grant, provided that the vesting of such options shall accelerate upon a change of control.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1	Letter Agreement dated September 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President and Chief Legal and Administrative Officer

Date: December 12, 2005

INDEX OF EXHIBITS

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1	Letter Agreement dated September 21, 2005